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                        The Prudential Series Fund, Inc.

                     Supplement dated August 29, 2002 to
                         Prospectus, dated May 1, 2002
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                               Jennison Portfolio

   The following supplements the section of the Prospectus entitled 'How the Portfolios Invest--Investment Objectives and Policies:'

   The Portfolio may invest in equity swap agreements.

PSFSUP3